THE ALGER FUNDS

Alger Core Fixed-Income Fund

Alger SmallCap and MidCap Growth Fund

Supplement dated July 1, 2008 to the
Prospectus dated March 1, 2008
As supplemented to date

Alger Core Fixed-Income Fund

In May, the Board of Trustees of The Alger Funds (the "Trust") approved the liquidation of Alger Core Fixed-Income Fund, a series of the Trust (the "Fund"). The Fund's assets have been distributed to investors. The Fund has ceased investment operations.

Alger SmallCap and Midcap Growth Fund

Effective July 1, 2008, the name of Alger SmallCap and MidCap Growth Fund has been changed to Alger SMidCap Growth Fund.

AS070108